UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8−K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: October 21, 2014

Nitro Petroleum Incorporated
(Exact name of registrant as specified in charter)

Nevada	000-50932	98-0488493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14285 Acme Rd.	74801
Shawnee, Oklahoma
(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: 1−405-273-9119
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 25, 2014, Nitro Petroleum, Inc. (the “Company”) dismissed MONTGOMERY COSCIA GREILICH, LLP as the Company’s independent registered public accounting firm. The decision to dismiss MONTGOMERY COSCIA GREILICH, LLP was approved by the Company’s Board of Directors.

MONTGOMERY COSCIA GREILICH, LLP issued audit reports on the Company’s financial statements for the year ended January 31, 2014.

The MONTGOMERY COSCIA GREILICH, LLP report’s on the financial statements of the Company for either of the past year did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The MONTGOMERY COSCIA GREILICH, LLP report’s on the financial statements of the Company for the past year each contained going concern explanatory paragraphs.

During the Company’s most recent fiscal year and any subsequent interim period preceding MONTGOMERY COSCIA GREILICH, LLP’s resignation, there were no reportable events or disagreements with MONTGOMERY COSCIA GREILICH, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MONTGOMERY COSCIA GREILICH, LLP, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to MONTGOMERY COSCIA GREILICH, LLP, and requested that MONTGOMERY COSCIA GREILICH, LLP furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) and defined in Item 304(a)(1)(iv) of Regulation S−K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether MONTGOMERY GREILICH, LLP agrees with the statements made by the Company and, if not, stating the respects in which MONTGOMERY COSCIA GREILICH, LLP does not agree.

A copy of MONTGOMERY COSCIA GREILICH, LLP’s response to this Report on Form 8−K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On September 25, 2014, the Board of Directors, of the Company approved the appointment of Chapman, Hext & Co., P.C. as the Company's new independent registered public accounting firm for the Company's 2014 fiscal year, subject to the completion of final acceptance procedures. On September 25, 2014, this process was completed and the Company engaged Chapman, Hext & Co., P.C.

During the most recent fiscal year and the interim period preceding our engagement of Chapman, Hext & Co., P.C. we did not consult with them on any matter regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered regarding the Registrant’s financial statements, and no written or oral advice was provided by Chapman, Hext & Co. that was an important factor considered by the Registrant in making a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of any disagreement or event, as described in Item 304(a)(2) of Regulation S−K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

16.1 Letter from Montgomery Coscia Greilich, LLP.*
* Filed herewith

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8−K to be signed on its behalf by the undersigned, thereunto duly authorized.

Nitro Petroleum, Inc.

/s/ Mr. Jim Borem
Mr. Jim Borem
Chief Executive Officer

Dated: October 21, 2014